UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2009

FedEx Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-15829	62-1721435
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

942 South Shady Grove Road, Memphis, Tennessee	38120
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (901) 818-7500

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 – OTHER EVENTS

Item 8.01.	Other Events.

On October 30, 2009, the Internal Revenue Service’s audit team (“Audit Team”) provided us with a revised notice of proposed adjustment with respect to their employment tax audit for the 2002 calendar year regarding the classification of independent contractors at FedEx Ground Package System, Inc. (“FedEx Ground”), a wholly owned subsidiary of FedEx Corporation. The Audit Team has now proposed that no assessment of federal employment tax be made with respect to any of FedEx Ground’s independent contractors, including those providing the FedEx Home Delivery service.

While similar issues are still under audit for calendar years 2004 through 2008, we believe the Audit Team should reach the same conclusion on these issues for each of those years, as well.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FedEx Corporation

Date: October 30, 2009

By: /s/ Christine P. Richards
Christine P. Richards
Executive Vice President, General Counsel and
Secretary

3